                          VAN KAMPEN AMERICAN CAPITAL



                                ENTERPRISE FUND


                                 ANNUAL REPORT
                               DECEMBER 31, 1997


                             [PHOTO APPEARS HERE]


          ------ A Wealth of Knowledge "A Knowledge of Wealth" ------
                          VAN KAMPEN AMERICAN CAPITAL

                               TABLE OF CONTENTS

Letter to Shareholders...............................................  1
Performance Results..................................................  3
Performance in Perspective...........................................  4
Glossary of Terms....................................................  5
Portfolio Management Review..........................................  6
Portfolio Highlights.................................................  9
Portfolio of Investments............................................. 10
Statement of Assets and Liabilities.................................. 15
Statement of Operations.............................................. 16
Statement of Changes in Net Assets................................... 17
Financial Highlights................................................. 18
Notes to Financial Statements........................................ 21
Report of Independent Accountants.................................... 26

                             Letter to Shareholders


February 1, 1998

Dear Shareholder,

     The new year ushers in what promises to be an exciting and challenging time for investors. The Taxpayer Relief Act of 1997 signed into law by President Clinton in August creates many new opportunities for you and your family to take a more active role in achieving your long-term financial goals.

     Most Americans will benefit from the bill's $95 billion in tax cuts over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.

     This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

Economic Overview

     These continue to be the best of times for the U.S. economy. Growth is strong, consumers are optimistic, unemployment is low, the budget is headed for surplus, and our nation's currency is rising around the world.

     Despite the strength in the economy, there is no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar and significant productivity gains helped offset inflationary pressures caused by rising wages.

     After increasing short-term interest rates by 0.25 percent in March, the Federal Reserve Board left monetary policy unchanged for the remainder of the year. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down significantly, a hike in U.S. rates would force monetary authorities in Asia to choose between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.

Market Overview

     Bolstered by solid economic growth and low inflation, stock prices continued their advance during the reporting period. Over the 12 months through December, the Wilshire 5000 Index, which measures the performance of all publicly

        [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL APPEARS HERE.]

                                       1                   Continued on page two
traded U.S. companies, gained 29.17 percent. And with its 22.64 percent advance in 1997, the Dow Jones Industrial Average completed its third consecutive year of 20 percent-plus gains for the first time in the history of the index.

     But while U.S. stocks kept rising, volatility also picked up. During the spring, stronger-than-expected economic growth and a subsequent hike in short-term interest rates caused stock prices to fall by 10 percent. Later in the year, investors were unnerved by the spreading economic crisis in Asia. Between early August and late October, the DJIA fell by 16 percent before rebounding sharply to close the reporting period near record-high territory.

     Within the equity market, large stocks continued to outperform their small-cap cousins. For the year, the Russell 1000 Index of large-cap companies returned 30.49 percent, compared to 20.52 percent for the Russell 2000 Index of small stocks. A wave of consolidations helped make Financial Services the top-performing industry group. The Dow Jones Financial Index soared 48.44 percent during 1997.

Outlook

     We expect that the recent upheavals in Southeast Asia will have a mixed impact on the U.S. economy and financial markets. Sales of American goods overseas are likely to decline in coming months, and competition from relatively inexpensive imports could pinch profit margins. However, lower currency values in Asia will likely result in less inflation in the U.S. and a greater likelihood of stable or falling interest rates. Such a scenario usually benefits stock prices, and we believe that a portfolio of high-quality domestic stocks should continue to perform well. We also anticipate that stock selection will play a larger role in generating investment performance due to the uneven impact of the Asian crisis on individual companies.

     As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.

     Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

/s/ Don G. Powell                                   /s/ Dennis J. McDonnell

Don G. Powell                                       Dennis J. McDonnell
Chairman                                            President
Van Kampen American Capital                         Kampen American Capital
Asset Management, Inc.                              Asset Management, Inc.

          Performance Results for the Period Ended December 31, 1997

                  VAN KAMPEN AMERICAN CAPITAL ENTERPRISE FUND

                                                                A SHARES   B SHARES   C SHARES
Total Returns
One-year total return based on NAV/1/.......................       28.55%     27.50%     27.51%
One-year total return/2/....................................       21.18%     22.50%     26.51%
Five-year average annual total return/2/....................       17.28%     17.53%       N/A
Ten-year average annual total return/2/.....................       16.93%       N/A        N/A
Life-of-Fund average annual total return/2/.................       13.40%     17.73%     19.15%
Commencement Date...........................................     01/07/54   12/20/91   07/20/93

N/A = Not Applicable

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary upon the Fund's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

     As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

     . Illustrate the general market environment in which your investments are being managed

     . Reflect the impact of favorable market trends or difficult market conditions

     . Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

     For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the Lipper Growth Fund Index over time. These indices are unmanaged statistical composites and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

     GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

     Van Kampen American Capital Enterprise Fund vs. Standard & Poor's 500-Stock Index and the Lipper Growth Fund Index (December 31, 1987 through December 31, 1997)

                          [LINE GRAPH APPEARS HERE.]

          Fund's Total Return

          1 Year Avg. Annual       = 21.18%
          5 Year Avg. Annual       = 17.28%
          10 Year Avg. Annual      = 16.93%
          Inception Avg. Annual    = 13.40%

               VKAC Enterprise           Standard & Poor's         Lipper Growth
                     Fund                500- Stock Index            Fund Index
Dec 1987               $ 9,422                    $10,000                $10,000
    Jan-1988           $ 9,721                    $10,404                $10,242
    Feb-1988           $10,120                    $10,839                $10,840
    Mar-1988           $ 9,930                    $10,589                $10,707
    Apr-1988           $10,010                    $10,669                $10,790
    May-1988           $ 9,920                    $10,730                $10,725
    Jun-1988           $10,538                    $11,269                $11,345
    Jul-1988           $10,339                    $11,208                $11,178
    Aug-1988           $ 9,890                    $10,776                $10,819
    Sep-1988           $10,275                    $11,305                $11,234
    Oct-1988           $10,235                    $11,599                $11,346
    Nov-1988           $10,165                    $11,379                $11,122
Dec 1988               $10,558                    $11,650                $11,403
    Jan-1989           $11,417                    $12,478                $12,169
    Feb-1989           $11,182                    $12,117                $12,011
    Mar-1989           $11,529                    $12,474                $12,309
    Apr-1989           $12,255                    $13,099                $12,969
    May-1989           $12,909                    $13,559                $13,539
    Jun-1989           $12,592                    $13,573                $13,353
    Jul-1989           $13,563                    $14,772                $14,291
    Aug-1989           $13,788                    $15,001                $14,633
    Sep-1989           $13,721                    $15,024                $14,670
    Oct-1989           $13,323                    $14,646                $14,212
    Nov-1989           $13,619                    $14,688                $14,409
Dec 1989               $13,849                    $15,330                $14,549
                       $12,863                    $14,275                $13,572
                       $13,176                    $14,397                $13,799
                       $13,609                    $14,686                $14,161
                       $13,308                    $14,466                $13,768
                       $14,751                    $15,797                $15,099
                       $12,668                    $15,797                $15,115
                       $14,483                    $15,715                $14,851
                       $13,134                    $14,232                $13,486
                       $12,354                    $13,636                $12,630
                       $12,205                    $13,545                $12,388
                       $13,047                    $14,357                $13,297
Dec 1990               $13,451                    $14,952                $13,761
                       $14,301                    $15,469                $14,686
                       $15,389                    $16,510                $15,770
                       $15,901                    $17,002                $16,149
                       $15,770                    $17,008                $16,187
                       $16,496                    $17,664                $16,895
                       $15,557                    $16,965                $15,901
                       $16,433                    $17,726                $16,884
                       $16,984                    $18,074                $17,369
                       $16,759                    $17,871                $17,239
                       $17,206                    $18,803                $17,523
                       $16,484                    $17,269                $16,787
Dec 1991               $18,728                    $19,356                $18,760
                       $18,593                    $18,973                $18,731
                       $18,918                    $19,154                $19,065
                       $18,200                    $18,871                $18,464
                       $18,182                    $19,397                $18,437
                       $18,402                    $19,416                $18,634
                       $17,894                    $19,230                $18,101
                       $18,430                    $19,988                $18,897
                       $18,004                    $19,508                $18,278
                       $18,457                    $19,836                $18,561
                       $18,883                    $19,676                $18,891
                       $19,804                    $20,480                $19,866
Dec 1992               $20,300                    $20,631                $20,192
                       $20,637                    $20,977                $20,481
                       $20,396                    $21,197                $20,213
                       $21,087                    $21,738                $20,792
                       $20,279                    $21,185                $20,230
                       $21,148                    $21,666                $21,033
                       $21,265                    $21,841                $21,099
                       $21,315                    $21,724                $21,073
                       $22,117                    $22,472                $21,970
                       $22,401                    $22,403                $22,111
                       $22,184                    $22,637                $22,477
                       $21,432                    $22,542                $22,021
Dec 1993               $22,523                    $22,921                $22,611
                       $23,205                    $23,668                $23,394
                       $22,965                    $22,955                $23,009
                       $21,805                    $22,059                $21,934
                       $22,240                    $22,313                $22,110
                       $22,222                    $22,590                $22,216
                       $21,335                    $22,153                $21,455
                       $21,760                    $22,851                $22,063
                       $22,714                    $23,710                $23,003
                       $22,351                    $23,236                $22,508
                       $22,054                    $23,721                $22,936
                       $22,019                    $22,784                $22,063
Dec 1994               $22,482                    $23,232                $22,256
                       $22,521                    $23,796                $22,337
                       $23,603                    $24,654                $23,163
                       $24,350                    $25,487                $23,864
                       $24,826                    $26,200                $24,540
                       $25,759                    $27,151                $25,282
                       $27,168                    $27,912                $26,418
                       $28,835                    $28,799                $27,696
                       $29,192                    $28,790                $27,987
                       $29,907                    $30,123                $28,819
                       $29,034                    $29,973                $28,436
                       $29,867                    $31,204                $29,398
Dec 1995               $30,107                    $31,931                $29,523
                       $31,075                    $32,973                $30,236
                       $32,111                    $33,201                $30,711
                       $32,319                    $33,643                $30,853
                       $33,417                    $34,095                $31,626
                       $34,440                    $34,674                $32,187
                       $33,603                    $35,149                $31,873
                       $31,556                    $33,541                $30,149
                       $32,696                    $34,172                $31,045
                       $35,231                    $36,228                $32,780
                       $35,835                    $37,174                $33,252
                       $38,137                    $39,902                $35,352
Dec 1996               $37,178                    $39,243                $34,683
                       $39,760                    $41,650                $36,503
                       $39,637                    $41,896                $36,222
                       $37,243                    $40,302                $34,564
                       $39,019                    $42,656                $36,085
                       $41,671                    $45,155                $38,582
                       $43,296                    $47,323                $40,024
                       $47,396                    $51,020                $43,342
                       $46,148                    $48,089                $41,740
                       $49,049                    $50,862                $44,126
                       $46,598                    $49,109                $42,702
                       $47,473                    $51,298                $43,683
Dec 1997               $47,792                    $52,317                $44,420

-----     VKAC Enterprise Fund
-- --     Standard & Poor's 500-Stock Index
- - -     Lipper Growth Fund Index

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

Blue-chip stocks:

  Stocks of large, well-known companies that have a long record of growth and a reputation for quality management. Examples of blue-chip stocks include General Motors, International Business Machines (IBM), Coca-Cola, and General Electric.

Bottom-up investing:

  A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

Dow Jones Industrial Average:

  The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

Fundamentals:

  Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share position, quality of management, etc.

Growth investing:

  An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices than value stocks, due to their higher expected earnings growth.

Market capitalization:

  The size of a company, as measured by the value of its issued and outstanding shares of stock. Morningstar, Inc., an independent mutual fund rating service, defines "small-cap" as less than $1 billion, "mid-cap" as between $1 billion and $5 billion, and "large-cap" as more than $5 billion.

Net asset value (NAV):

  The value of a mutual fund share, computed by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. It does not include any initial or contingent deferred sales charge.

Standard and Poor's 500-Stock Index:

  An index of the 500 largest, most actively traded stocks on the New York Stock Exchange. It provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the stock market more accurately.

Valuation:

  The estimated or determined worth of a stock, based on financial measures such as its current price relative to earnings, revenue, book value, and cash flow.

                  VAN KAMPEN AMERICAN CAPITAL ENTERPRISE FUND

We recently spoke to the management team of the Van Kampen American Capital Enterprise Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes Jeff D. New, portfolio manager, and Alan T. Sachtleben, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the year ended December 31, 1997.


[Q]  WHAT WAS THE STOCK MARKET ENVIRONMENT FOR THE FUND DURING THE PAST 12
     MONTHS?

[A] Moderate economic growth and low inflation provided a very favorable environment for equity investments and drove the stock market to record levels. However, the year was marked by several periods of notable volatility. In March, the economy was growing so rapidly that investors feared inflation might start to rise-a concern that sparked a month-long drop in the stock market and erased its year-to-date gains. This setback was brief, and the market had recouped its losses by early May. In October, the stock market became very sensitive to economic turmoil in Southeast Asia, causing the Dow Jones Industrial Average
(DJIA) to drop a record number of points in a single day. The DJIA rose back up to hover slightly below its all-time high by the end of the reporting period.

   Market leadership took several twists and turns as well. Investors favored blue-chip stocks early in the year, but by mid-year momentum had switched to small-and mid-capitalization stocks, which outperformed large caps in almost every major economic sector in the third quarter. In October, uncertainty surrounding the situation in Asia prompted investors to seek out large, well-established companies-as a result, small stocks began to struggle again and large stocks regained their dominant position.

[Q] GIVEN THIS ENVIRONMENT, WHAT WAS YOUR STRATEGY IN SEEKING TO MEET THE FUND'S OBJECTIVE?

[A] We maintain a consistent strategy of stock selection, identifying companies with positive future fundamentals at attractive prices. In terms of fundamental criteria, we look for stocks that have one or more of the following traits: consistent earnings growth, accelerating earnings growth, better-than-expected fundamentals, or an underlying change in a company, industry, or regulatory environment. By using a "bottom-up" selection process, we evaluate stocks one by one and make purchases wherever we find good opportunities. This strategy of owning companies with positive fundamentals at attractive valuations, regardless of their industry sector, was successful for the Fund during the reporting period.


[Q]  HOW DID THE SITUATION IN ASIA AFFECT YOUR MANAGEMENT OF THE ENTERPRISE
     FUND?

[A] The currency collapse in Asia has raised some questions about its impact on U.S. companies. We believe there most likely will be some negative effects on U.S. corporate earnings over the next year. In fact, many economists have reduced their estimates of 1998 corporate profit growth from about eight percent to approximately 4 percent. However, positive economic growth is expected, and no recession is anticipated for the U.S. economy in 1998.

   As often happens in times of economic uncertainty, many investors have shifted their assets to high-quality stocks with proven track records-many of which are large-company stocks. Our management philosophy for the Enterprise Fund is to concentrate on medium and large growth stocks with strong future fundamentals and attractive valuations. As such, the Fund's larger stocks have generally benefited from the market's current preference for larger, high-quality firms, while our medium- to smaller-company stocks have been adversely affected. Over the long term, we believe strongly that buying stocks with strong fundamentals and reasonable valuations leads to solid Fund performance. Therefore, we will maintain this discipline rather than significantly shifting the Fund's assets to large companies.

   A key element of our stock selection process is to focus on companies with positive earnings outlooks, and this is leading us to areas of the market that are less sensitive to the economy and have lower foreign exposure. These sectors include consumer nondurables, consumer distribution, consumer services, finance, health care, and utilities.

[Q] WHAT SIGNIFICANT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE REPORTING PERIOD?

[A] Because we use a bottom-up selection process, our sector weightings are a reflection of where we found good opportunities on a stock-by-stock basis. The Fund's allocation in consumer services increased from 6 percent to 12 percent during the past 12 months. Most of the companies in this sector are domestically oriented, which has helped to insulate them from recent volatility in the global markets. Consumer services include newspaper publishers such as New York Times Co., Gannett, and Tribune, which enjoyed cheap newsprint prices and increased advertising revenue this year. Also, continued consolidation in the radio and television broadcasting industry aided the performance of CBS (television), Chancellor Media (radio), and Time Warner (movies/entertainment).

   Restaurants were another attractive component of consumer services. Our holdings in Cracker Barrel, Chili's, Landry's, and Foodmaker have not yet begun to outperform, partly because they are among the small- to medium-sized companies that have been out of favor lately in the stock market. Recently, these holdings have shown signs that their earnings are on the rise.

   The portofolio's weighting in consumer distribution increased from 8 percent to 13 percent. In general, retail companies are operating their businesses more efficiently and are more disciplined about store expansion. Plus, consumer spending and confidence have been fairly strong this year due to the favorable U.S. economy. Some positive performers for the Fund this year included CVS Corp., Dayton Hudson, Kroger Co., and Safeway Inc.

   We reduced the Fund's allocation to the technology sector from 20 percent at the beginning of the reporting period to 16 percent at year-end. This change was primarily due to a potential earnings slowdown related to the Asian crisis and overall increased competition in the technology sector. These factors and their effect on the Fund's technology holdings are explained further in the next question.

   Throughout the reporting period, the Fund maintained a sizable exposure to finance stocks. The moderate growth, low inflation, and benign interest rates the U.S. economy has enjoyed lately have been helpful for this sector. Conseco, an operator of life insurance firms, continues to be a large holding in the portfolio. In addition, we've seen solid performance from Bank of Boston, a corporate and consumer lending franchise in the northeastern United States, and Travelers Group, a diversified financial services company.

   Finally, the Fund sustained its sizable allocation to the healthcare sector. We often find sound opportunities in this area during periods of economic volatility, because the demand for health-care goods and services is not dependent upon the economy. We were successful with several large drug companies, including Bristol-Myers Squibb and Schering-Plough, and hospital systems such as Tenet Healthcare and Universal Health Services. For additional Fund portfolio highlights, please refer to page nine.

[Q]  WHAT FACTORS WORKED AGAINST THE FUND?

[A] Technology holdings were the largest drag on the Fund, and as we mentioned, we have reduced technology to approximately 16 percent of the portfolio. In the second half of the year, the situation in Asia took a toll on these stocks for several reasons. First, many technology companies either sell their products overseas, manufacture products for companies that do business overseas, or compete directly with Asian companies. And second, U.S. corporate profits are expected to slow down in the wake of the Asian crisis. When corporate profits are reduced, budgets for items such as new technology are often reduced as well, and this could potentially hurt future earnings of many technology companies.

   Along with our concerns about the Asian impact, we feel the technology sector is generally becoming more competitive. In the June semiannual report, we reported that increased competition within the technology sector could produce fewer winners in the future, and we still believe that is the case. Technology is increasingly critical to running corporations and central to our daily lives, and as a result we believe this sector will continue to offer significant investment potential, but stock selection is more important than ever.

   Within the technology sector, semiconductor stocks declined significantly in the second half of the year, because much of their revenues are dependent upon Asia. In response, we eliminated several semiconductor names from the portfolio, including Motorola and Intel. Other areas of technology weathered the past few months much better. For example, BMC Software (business software), EMC Corp. (data storage), and Compaq Computer Corp. (personal computers) provided positive returns for the Fund during the year.

   Another area that didn't perform well was raw materials, including paper, steel, and wood. Asia is a large consumer of U.S. raw materials, but demand in that region has tapered off lately. In addition, many Asian countries are desperate for cash, so they're selling reserves of paper products very cheaply, which has forced U.S. paper producers to lower their prices. The Fund maintains only 2 percent of its assets in the raw materials sector.

[Q]  HOW DID THE FUND PERFORM DURING THE PAST YEAR?

[A] The Fund achieved a 12-month total return of 28.55 percent1 (Class A shares at net asset value) as of December 31, 1997.

  By comparison, the Standard & Poor's 500-Stock Index returned 33.31 percent, and the Lipper Growth Fund Index, which more closely resembles the Fund, returned 28.08 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average performance of the 30 largest growth funds.

   Keep in mind that these indices are unmanaged statistical composites that do not include any commissions, fees, or sales charges that would be paid by an investor purchasing the securities they represent. Please refer to the chart on page three for additional Fund performance results.

[Q]  WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

[A] We believe the economic uncertainty in Southeast Asia will be a double-edged sword for the domestic economy and stock market. On the downside, we anticipate that U.S. corporate profits could be negatively impacted by lower foreign sales and increased competition from imports. On the upside, a slowdown in corporate profits could keep economic growth at a moderate and sustainable level. Also, we expect that lower currency values in Asia, combined with controlled U.S. economic growth, will result in low price inflation in the U.S. and stable or declining interest rates-a favorable scenario for stocks. In managing the Enterprise Fund, we will continue our discipline of focusing on companies with strong fundamentals selling at reasonable prices.

/s/ Alan T. Sachtleben                     /s/ Jeff D. New

    Alan T. Sachtleben                         Jeff D. New
    Chief Investment Officer                   Portfolio Manager
    Equity Investments

                             Portfolio Highlights

                  VAN KAMPEN AMERICAN CAPITAL ENTERPRISE FUND

Top Ten Portfolio Holdings as a Percentage of Long-Term Investments

                                                AS OF DECEMBER 31, 1997           AS OF JUNE 30, 1997
Philip Morris Cos., Inc........................           4.5%          ................   5.3%
Conseco, Inc...................................           3.1%          ................   2.2%
Bristol-Myers Squibb Co........................           2.1%          ................   2.2%
BMC Software, Inc..............................           1.9%          ................   2.4%
International Business Machines Corp...........           1.8%          ................   1.5%
Safeway, Inc...................................           1.6%          ................   1.5%
Compaq Computer Corp...........................           1.6%          ................   2.1%
Travelers Group, Inc...........................           1.6%          ................   1.5%
USA Waste Services, Inc........................           1.4%          ................   0.7%
Cendant Corp...................................           1.4%          ................   N/A
N/A = Not Applicable

Top Five Portfolio Holdings by Sector as a Percentage of Long-Term Investments

            AS OF DECEMBER 31, 1997
            Technology...........................  16%
            Finance..............................  16%
            Consumer Distribution................  13%
            Health Care..........................  13%
            Consumer Services....................  13%

            AS OF JUNE 30, 1997
            Technology...........................  23%
            Health Care..........................  16%
            Finance..............................  16%
            Consumer Distribution................  11%
            Consumer Services....................   9%

                               December 31, 1997

--------------------------------------------------------------------------------
                                                    Number
Description                                       of Shares  Market Value
--------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS
CONSUMER DISTRIBUTION  12.1%
Bed Bath & Beyond, Inc. (b).......................  170,000  $  6,545,000
Brightpoint, Inc. (b).............................  436,000     6,049,500
Consolidated Stores Corp. (b).....................  143,000     6,283,063
Costco Cos., Inc. (b).............................  312,000    13,923,000
CVS Corp..........................................  134,000     8,584,375
Dayton Hudson Corp................................  345,000    23,287,500
Family Dollar Stores, Inc.........................  375,000    10,992,188
General Nutrition Cos., Inc. (b)..................  266,000     9,044,000
Home Depot, Inc...................................  160,000     9,420,000
Ingram Micro, Inc., Class A (b)...................  345,000    10,048,125
Jacor Communications, Inc., Class A (b)...........  190,000    10,093,750
Kroger Co. (b)....................................  552,000    20,389,500
Lear Corp. (b)....................................  128,000     6,080,000
McKesson Corp.....................................  125,000    13,523,438
Proffitt's, Inc. (b)..............................  290,000     8,246,875
Rite Aid Corp.....................................  215,000    12,617,813
Ross Stores, Inc..................................  438,000    15,932,250
Safeway, Inc. (b).................................  541,000    34,218,250
Sysco Corp........................................  280,000    12,757,500
Tech Data Corp. (b)...............................  158,000     6,142,250
TJX Cos., Inc.....................................  592,000    20,350,000
U.S. Office Products Co. (b)......................  740,000    14,522,500
                                                              -----------
                                                              279,050,877
                                                              -----------

CONSUMER DURABLES  2.5%
Dana Corp.........................................  280,000    13,300,000
Eaton Corp........................................  206,000    18,385,500
Ford Motor Co.....................................  540,000    26,291,250
                                                              -----------
                                                               57,976,750
                                                              -----------

CONSUMER NON-DURABLES  6.0%
Borders Group, Inc. (b)...........................  273,000     8,548,313
Dial Corp.........................................  838,000    17,440,875
Liz Claiborne, Inc................................  186,000     7,777,125
Nautica Enterprises, Inc. (b).....................  170,000     3,952,500
Philip Morris Cos., Inc...........................2,073,000    93,932,811
Tommy Hilfiger Corp. (b)..........................  213,000     7,481,625
                                                              -----------
                                                              139,133,249
                                                              -----------

                                      10       See Notes to Financial Statements

                               December 31, 1997

----------------------------------------------------------------------------
                                                        Number
Description                                          of Shares  Market Value
----------------------------------------------------------------------------
CONSUMER SERVICES  11.7%
AccuStaff, Inc. (b)...............................     654,000  $ 15,042,000
Apple South, Inc..................................     330,000     4,331,250
Brinker International, Inc. (b)...................     705,000    11,280,000
CBS Corp..........................................     740,000    21,783,750
Cendant Corp. (b).................................     819,457    28,168,834
Chancellor Media Corp., Class A (b)...............     366,000    27,312,750
CORESTAFF, Inc. (b)...............................     405,000    10,732,500
Cracker Barrel Old Country Store, Inc.............     260,000     8,677,500
FIRSTPLUS Financial Group, Inc. (b)...............     445,000    17,076,875
Foodmaker, Inc. (b)...............................     529,000     7,968,063
Gannett Co., Inc..................................     250,000    15,453,125
Landry's Seafood Restaurants, Inc. (b)............     270,000     6,480,000
Marriot International, Inc........................     129,000     8,933,250
New York Times Co., Class A.......................     234,000    15,473,250
Omnicom Group, Inc................................     550,000    23,306,250
Promus Hotel Corp. (b)............................     200,000     8,400,000
Time Warner, Inc..................................     260,000    16,120,000
Tribune Co........................................     283,000    17,616,750
Universal Outdoor Holdings, Inc. (b)..............     105,000     5,460,000
                                                                ------------
                                                                 269,616,147
                                                                ------------

ENERGY  4.6%
British Petroleum Co. PLC--ADR (United Kingdom)...     205,000    16,335,938
El Paso Natural Gas Co............................     355,000    23,607,500
Schlumberger, Ltd.................................     164,000    13,202,000
Smith International, Inc. (b).....................     190,000    11,661,250
Texaco, Inc.......................................     320,000    17,400,000
Tidewater, Inc....................................     135,000     7,441,875
Weatherford Enterra, Inc. (b).....................     150,000     6,562,500
YPF Sociedad Anonima--ADR (Argentina), Class D....     319,000    10,905,813
                                                                ------------
                                                                 107,116,876
                                                                ------------

FINANCE  14.6%
Allstate Corp.....................................     180,000    16,357,500
AMBAC Financial Group, Inc........................     226,000    10,396,000
BankAmerica Corp..................................     170,000    12,410,000
BankBoston Corp...................................     217,000    20,384,438
Bear Stearns Cos., Inc............................     265,000    12,587,500
Chase Manhattan Corp..............................     213,000    23,323,500
CMAC Investment Corp..............................     318,000    19,199,250

                                      11      See Notes to Financial Statements

                               December 31, 1997

---------------------------------------------------------------------------
                                                     Number
Description                                       of Shares  Market Value
---------------------------------------------------------------------------
FINANCE  (CONTINUED)
Conseco, Inc..................................... 1,430,000  $ 64,975,625
Federal National Mortgage Assn...................   346,000    19,743,625
Green Tree Financial Corp........................   213,000     5,577,938
Household International, Inc.....................    70,000     8,929,375
Merrill Lynch & Co., Inc.........................   225,000    16,410,938
MGIC Investment Corp.............................   133,000     8,844,500
Money Store, Inc.................................   309,000     6,489,000
SLM Holding Corp.................................    80,000    11,130,000
SunAmerica, Inc..................................   423,000    18,083,250
Torchmark, Inc...................................   386,000    16,236,125
Travelers Group, Inc.............................   618,000    33,294,750
U.S. Bancorp.....................................   116,000    12,984,750
                                                             ------------
                                                              337,358,064
                                                             ------------

HEALTHCARE  11.8%
Bristol-Myers Squibb Co..........................   460,000    43,527,500
ESC Medical Systems, Ltd. (b)....................   445,000    17,243,750
Guidant Corp.....................................   114,000     7,096,500
HealthCare & Retirement Corp. (b)................   400,000    16,100,000
Health Management Assn., Inc., Class A (b).......   462,000    11,665,500
Healthsouth Corp. (b)............................   742,000    20,590,500
Lincare Holdings, Inc. (b).......................   288,000    16,416,000
Merck & Co., Inc.................................    94,000     9,987,500
Mylan Laboratories, Inc..........................   450,000     9,421,875
Pfizer, Inc......................................   178,000    13,272,125
Renal Treatment Centers, Inc. (b)................   271,000     9,789,875
Schering-Plough Corp.............................   424,000    26,341,000
Tenet Healthcare Corp. (b).......................   309,000    10,235,625
Total Renal Care Holdings, Inc. (b)..............   250,000     6,875,000
Universal Health Services, Inc., Class B (b).....   315,000    15,868,125
Watson Pharmaceuticals, Inc. (b).................   494,000    16,024,125
Wellpoint Health Networks, Inc., Class A (b).....   488,000    20,618,000
                                                             ------------
                                                              271,073,000
                                                             ------------

PRODUCER MANUFACTURING  4.8%
Aeroquip-Vickers, Inc............................   126,000     6,181,876
Illinois Tool Works, Inc.........................   119,000     7,154,875
Philips Electronics N.V.NADR (Netherlands).......    97,000     5,868,500
Textron, Inc.....................................   297,000    18,562,500
Tyco International, Ltd..........................   488,000    21,990,500

                                      12       See Notes to Financial Statements

                               December 31, 1997

---------------------------------------------------------------------------
                                                     Number
Description                                       of Shares  Market Value
---------------------------------------------------------------------------
PRODUCER MANUFACTURING (CONTINUED)
United Technologies Corp..........................  276,000  $ 20,096,250
USA Waste Services, Inc. (b)......................  760,000    29,830,000
                                                              -----------
                                                              109,684,501
                                                              -----------

RAW MATERIALS/PROCESSING INDUSTRIES  2.2%
Bowater, Inc......................................  221,000     9,820,688
Crompton & Knowles Corp...........................  437,000    11,580,500
Cytec Industries, Inc. (b)........................  222,000    10,420,125
Fort James Corp...................................  235,000     8,988,750
Praxair, Inc......................................  220,000     9,900,000
                                                              -----------
                                                               50,710,063
                                                              -----------

TECHNOLOGY  14.7%
Adaptec, Inc. (b).................................  296,000    10,989,000
Analog Devices, Inc. (b)..........................  220,000     6,091,250
BMC Software, Inc. (b)............................  600,000    39,375,000
Cadence Design Systems, Inc. (b)..................  560,000    13,720,000
CHS Electronics, Inc. (b).........................  216,000     3,699,000
CIENA Corp. (b)...................................  160,000     9,780,000
Cisco Systems, Inc. (b)...........................  204,000    11,373,000
Citrix Systems, Inc. (b)..........................  145,000    11,020,000
Compaq Computer Corp..............................  605,000    34,144,688
Computer Associates International, Inc............  247,000    13,060,125
Compuware Corp. (b)...............................  517,000    16,544,000
Dell Computer Corp. (b)...........................  111,000     9,324,000
EMC Corp. (b).....................................  484,000    13,279,750
International Business Machines Corp..............  350,000    36,596,875
Linear Technology Corp............................  200,000    11,525,000
Lucent Technologies, Inc..........................   66,000     5,271,750
Microsoft Corp. (b)...............................   89,000    11,503,250
National Semiconductor Corp. (b)..................  336,000     8,715,000
Networks Associates, Inc. (b).....................  261,000    13,800,375
Nokia Corp.-- ADR (Finland).......................  106,000     7,420,000
Sanmina Corp. (b).................................  160,000    10,840,000
SCI Systems, Inc. (b).............................  382,000    16,640,875
Tellabs, Inc. (b).................................  228,000    12,055,500
VLSI Technology, Inc. (b).........................  350,000     8,268,750
Xerox Corp........................................   61,000     4,502,563
                                                              -----------
                                                              339,539,751
                                                              -----------

                                   13
                                               See Notes to Financial Statements

                               December 31, 1997

-------------------------------------------------------------------------------------------------------------------------
                                                                                                  Number
Description                                                                                     of Shares    Market Value
-------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION  1.5%
AMR Corp. (b) .................................................................................    65,000  $    8,352,500
Continental Airlines, Inc., Class B (b)........................................................   185,000       8,903,125
Delta Air Lines, Inc...........................................................................    75,000       8,925,000
Federal Express Corp. (b)......................................................................   125,000       7,632,813
                                                                                                            -------------
                                                                                                               33,813,438
                                                                                                            -------------
UTILITIES  3.7%
Ameritech Corp.................................................................................   200,000      16,100,000
Bell Atlantic Corp.............................................................................   216,000      19,656,000
Cincinnati Bell, Inc...........................................................................   250,000       7,750,000
CMS Energy Group...............................................................................   206,000       9,076,875
GPU, Inc.......................................................................................   175,000       7,371,875
SBC Communications, Inc........................................................................   160,000      11,720,000
U.S. WEST Communications Group.................................................................   310,000      13,988,750
                                                                                                            -------------
                                                                                                               85,663,500
                                                                                                            -------------
TOTAL LONG-TERM INVESTMENTS  90.2% (COST $1,464,944,678).......................................             2,080,736,216
                                                                                                            -------------
SHORT-TERM INVESTMENTS  12.4%
COMMERCIAL PAPER  1.1%
General Electric Capital Corp. ($25,000,000 par, yielding 6.702%, 01/02/98 maturity)(a)........                24,990,694
                                                                                                            -------------

REPURCHASE AGREEMENTS  1.3%
SBC Warburg ($29,815,000 par collateralized by U.S. Government obligations in a pooled
cash account, dated 12/31/97, to be sold on 01/02/98 at $29,825,104)...........................                29,815,000
                                                                                                            -------------
UNITED STATES AGENCIES 10.0%
Federal Home Loan Bank ($8,000,000 par, yielding 5.723%, 01/02/98 maturity)....................                 7,997,458
Federal Home Loan Bank ($32,000,000 par, yielding 5.633%, 05/15/98 maturity)(a)................                31,350,720
Federal Home Loan Mortgage ($26,000,000 par, yielding 5.746%, 01/05/98 maturity)...............                25,979,308
Federal Home Loan Mortgage ($12,000,000 par, yielding 5.715%, 01/07/98 maturity)(a)............                11,986,723
Federal National Mortgage Association ($17,900,000 par, yielding 5.529%, 01/05/98 maturity)....                17,886,612
Federal National Mortgage Association ($47,000,000 par, yielding 5.559%, 01/22/98 maturity)(a).                46,842,211
Federal National Mortgage Association ($25,000,000 par, yielding 5.537%, 01/23/98 maturity)(a).                24,912,792
Federal National Mortgage Association ($10,000,000 par, yielding 5.623%, 03/25/98 maturity)(a).                 9,871,200
Federal National Mortgage Association ($10,000,000 par, yielding 5.683%, 05/21/98 maturity)(a).                 9,788,100
Federal National Mortgage Association ($20,000,000 par, yielding 5.671%, 06/04/98 maturity)(a).                19,534,000
Federal National Mortgage Association ($25,000,000 par, yielding 5.671%, 06/05/98 maturity)(a).                24,413,750
                                                                                                            -------------
TOTAL UNITED STATES AGENCIES...................................................................               230,562,874
                                                                                                            -------------
TOTAL SHORT-TERM INVESTMENTS (COST $285,336,223)...............................................               285,368,568
                                                                                                            -------------
TOTAL INVESTMENTS 102.6% (COST $1,750,280,901).................................................             2,366,104,784
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.6%)..................................................               (60,958,668)
                                                                                                            -------------
NET ASSETS  100.0%.............................................................................            $2,305,146,116
                                                                                                            =============

(a)  Assets segregated as collateral for open futures tranasctions.
(b) Non-income producing security as this stock currently does not declare dividends.

                                      14          See Notes Financial Statements

                              December 31, 1997

---------------------------------------------------------------------------------------------------------------
ASSETS:
Total Investments (Cost $1,750,280,901).....................................................     $2,366,104,784
Cash........................................................................................                482
Receivables:
 Fund Shares Sold...........................................................................         18,162,786
 Dividends..................................................................................          2,185,600
 Investments Sold...........................................................................             29,823
Other.......................................................................................             23,754
                                                                                                  -------------
     Total Assets...........................................................................      2,386,507,229
                                                                                                  -------------
LIABILITIES:
Payables:
 Fund Shares Repurchased....................................................................         48,634,350
 Investments Purchased......................................................................         21,733,700
 Income and Capital Gain Distributions......................................................          7,807,776
 Distributor and Affiliates.................................................................          1,639,511
 Investment Advisory Fee....................................................................            894,505
 Variation Margin on Futures................................................................             40,000
Accrued Expenses............................................................................            407,156
Trustees' Deferred Compensation and Retirement Plans........................................            204,115
                                                                                                  -------------
     Total Liabilities......................................................................         81,361,113
                                                                                                  -------------
NET ASSETS                                                                                       $2,305,146,116
                                                                                                  =============
NET ASSETS CONSIST OF:
Capital.....................................................................................     $1,669,704,235
Net Unrealized Appreciation.................................................................        615,523,511
Accumulated Net Realized Gain...............................................................         17,873,144
Accumulated Undistributed Net Investment Income.............................................          2,045,226
                                                                                                  -------------
NET ASSETS..................................................................................     $2,305,146,116
                                                                                                  =============
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
  Net asset value and redemption price per share (Based on net assets of $1,706,054,737 and
  97,969,116 shares of beneficial interest issued and outstanding)..........................     $        17.41
  Maximum sales charge (5.75%* of offering price)...........................................               1.06
                                                                                                  -------------
  Maximum offering price to public..........................................................     $        18.47
                                                                                                  =============
 Class B Shares:
  Net asset value and offering price per share (Based on net assets of $542,185,197 and
  31,783,576 shares of beneficial interest issued and outstanding)..........................     $        17.06
                                                                                                  =============
 Class C Shares:
  Net asset value and offering price per share (Based on net assets of $56,906,182 and
  3,310,265 shares of beneficial interest issued and outstanding)...........................     $        17.19
                                                                                                  =============

*On sales of $50,000 or more, the sales charge will be reduced.

                                      15       See Notes to Financial Statements

                     For the Year Ended December 31, 1997

-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends.........................................................................................   $ 16,619,010
Interest..........................................................................................     12,699,511
                                                                                                     ------------
     Total Income.................................................................................     29,318,521
                                                                                                     ------------
EXPENSES:
Investment Advisory Fee...........................................................................      9,423,365
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $2,963,324, $4,295,202
 and $446,781 respectively).......................................................................      7,705,307
Shareholder Services..............................................................................      4,057,382
Custody...........................................................................................        113,349
Legal.............................................................................................         61,695
Trustees' Fees and Expenses.......................................................................         40,049
Other.............................................................................................      1,048,120
                                                                                                     ------------
     Total Expenses...............................................................................     22,449,267
                                                                                                     ------------
NET INVESTMENT INCOME.............................................................................   $  6,869,254
                                                                                                     ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
 Investments......................................................................................   $168,593,439
 Futures..........................................................................................     45,001,995
                                                                                                     ------------
Net Realized Gain.................................................................................    213,595,434
                                                                                                     ------------
Unrealized Appreciation/Depreciation:
 Beginning of the Period..........................................................................    359,779,179
                                                                                                     ------------
 End of the Period:
  Investments.....................................................................................    615,823,883
  Futures.........................................................................................       (300,372)
                                                                                                     ------------
                                                                                                      615,523,511
                                                                                                     ------------
Net Unrealized Appreciation During the Period.....................................................    255,744,332
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN..................................................................   $469,339,766
                                                                                                     ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS........................................................   $476,209,020
                                                                                                     ------------

                                      16          See Notes Financial Statements

                For the Years Ended December 31, 1997 and 1996

---------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended          Year Ended
                                                                                December 31, 1997   December 31, 1996
---------------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income........................................................     $     6,869,254     $     6,404,815
Net Realized Gain............................................................         213,595,434         104,555,502
Net Unrealized Appreciation During the Period................................         255,744,332         183,935,839
                                                                                    -------------       -------------
Change in Net Assets from Operations.........................................         476,209,020         294,896,156
                                                                                    -------------       -------------
Distributions from Net Investment Income:
 Class A Shares..............................................................          (5,354,359)         (6,114,026)
                                                                                    -------------       -------------
Distributions from Net Realized Gain:
 Class A Shares..............................................................        (162,962,079)        (71,742,784)
 Class B Shares..............................................................         (52,681,023)        (16,734,788)
 Class C Shares..............................................................          (5,428,380)         (1,643,001)
                                                                                    -------------       -------------
                                                                                     (221,071,482)        (90,120,573)
                                                                                    -------------       -------------
     Total Distributions.....................................................        (226,425,841)        (96,234,599)
                                                                                    -------------       -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..........................         249,783,179         198,661,557
                                                                                    -------------       -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold....................................................       3,595,442,347       2,030,346,696
Net Asset Value of Shares Issued Through Dividend Reinvestment...............         206,216,075          86,564,509
Cost of Shares Repurchased...................................................      (3,359,260,453)     (1,938,130,965)
                                                                                    -------------       -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...........................         442,397,969         178,780,240
                                                                                    -------------       -------------
TOTAL INCREASE IN NET ASSETS.................................................         692,181,148         377,441,797
NET ASSETS:
Beginning of the Period......................................................       1,612,964,968       1,235,523,171
                                                                                    -------------       -------------
End of the Period (Including accumulated net investment
 income of $2,045,226 and $530,331, respectively)............................     $ 2,305,146,116     $ 1,612,964,968
                                                                                    -------------       -------------

                                      17          See Notes Financial Statements

                             FINANCIAL HIGHLIGHTS

         The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

---------------------------------------------------------------------------------------------------------------
                                                                           Year Ended December 31,
                                                            ---------------------------------------------------
Class A Shares                                                  1997       1996       1995      1994       1993
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..................  $ 15.120   $  13.07   $  11.43   $ 12.23    $ 12.64
                                                            --------   --------   --------   -------    -------
  Net Investment Income...................................      .087       .086        .08       .08        .06
  Net Realized and Unrealized Gain/Loss...................     4.113      2.942     3.7325    (.1225)    1.2525
                                                            --------   --------   --------   -------    -------
Total from Investment Operations..........................     4.200      3.028     3.8125    (.0425)    1.3125
                                                            --------   --------   --------   -------    -------
Less:
  Distributions from Net Investment Income................      .060       .077      .0725      .085      .0575
  Distributions from Net Realized Gain....................     1.846       .901       2.10     .6725      1.665
                                                            --------   --------   --------   -------    -------
Total Distributions.......................................     1.906       .978     2.1725     .7575     1.7225
                                                            --------   --------   --------   -------    -------
Net Asset Value, End of the Period........................  $ 17.414   $ 15.120   $  13.07   $ 11.43    $ 12.23
                                                            ========   ========   ========   =======    =======
Total Return (a)..........................................     28.55%     23.48%     33.92%     (.18%)    10.96%
Net Assets at End of the Period (In millions).............  $1,706.1   $1,276.9   $1,035.7   $ 749.7    $ 778.9
Ratio of Expenses to Average Net Assets (b)...............       .93%      1.01%       .98%     1.05%       .99%
Ratio of Net Investment Income to Average Net Assets (b)..       .54%       .60%       .59%      .71%       .48%
Portfolio Turnover........................................        73%       110%       152%      176%       196%
Average Commission Paid Per Equity Share Traded (c).......  $  .0594   $  .0583          -         -          -

(a) Total Return is based upon net asset value which does not include payment of maximum sales charge or contingent deferred sales charge.
(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKACOs reimbursement of certain expenses was less than 0.01%.
(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                      18       See Notes to Financial Statements

         The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                          Year Ended December 31,
                                                            -------------------------------------------------
Class B Shares                                                 1997       1996      1995       1994      1993
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..................  $14.909    $ 12.94    $11.37    $ 12.19    $12.66
                                                            -------    -------    ------    -------    ------
  Net Investment Loss.....................................    (.021)     (.012)     (.03)      (.01)     (.04)
  Net Realized and Unrealized Gain/Loss...................    4.017      2.882      3.70     (.1375)     1.24
                                                            -------    -------    ------    -------    ------
Total from Investment Operations..........................    3.996      2.870      3.67     (.1475)     1.20
                                                            -------    -------    ------    -------    ------
Less:
  Distributions from Net Investment Income................        -          -         -          -      .005
  Distributions from Net Realized Gain....................    1.846       .901      2.10      .6725     1.665
                                                            -------    -------    ------    -------    ------
Total Distributions.......................................    1.846       .901      2.10      .6725      1.67
                                                            -------    -------    ------    -------    ------
Net Asset Value, End of the Period........................  $17.059    $14.909    $12.94    $ 11.37    $12.19
                                                            =======    =======    ======    =======    ======
Total Return (a)..........................................    27.50%     22.48%    32.82%     (1.07%)   10.00%
Net Assets at End of the Period (In millions).............  $ 542.2    $ 305.6    $184.1    $  93.7    $ 66.2
Ratio of Expenses to Average Net Assets (b)...............     1.75%      1.82%     1.81%      1.89%     1.81%
Ratio of Net Investment Income to Average Net Assets (b)..     (.29%)     (.21%)    (.24%)     (.11%)    (.37%)
Portfolio Turnover........................................       73%       110%      152%       176%      196%
Average Commission Paid Per Equity Share Traded (c).......  $ .0594    $ .0583         -          -         -

(a) Total Return is based upon net asset value which does not include payment of maximum sales charge or contingent deferred sales charge.
(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKACOs reimbursement of certain expenses was less than 0.01%.
(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                      19       See Notes to Financial Statements

         The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       July 20, 1993
                                                                                                                       (Commencement
                                                                        Year Ended December 31,                  of Distribution) to
                                                              -----------------------------------------
Class C Shares                                                   1997        1996       1995       1994            December 31, 1993
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...................   $15.008     $ 13.01     $11.42    $ 12.23                     $ 12.66
                                                              -------     --------    -------   --------                    -------
   Net Investment Loss.....................................     (.023)      (.013)      (.03)      (.01)                       (.03)

   Net Realized and Unrealized Gain/Loss...................     4.052       2.912       3.72     (.1275)                       .765
                                                              -------     --------    -------   --------                    -------
Total from Investment Operations...........................     4.029       2.899       3.69     (.1375)                       .735
Less:
   Distributions from Net Realized Gain....................     1.846        .901       2.10      .6725                       1.165
                                                              -------     --------    -------   --------                    -------
Net Asset Value, End of the Period.........................   $17.191     $15.008     $13.01    $ 11.42                     $ 12.23
                                                              -------     --------    -------   --------                    -------
Total Return (a)...........................................     27.51%      22.60%     32.85%      (.99%)                     6.08%*

Net Assets at End of the Period (In millions)..............   $  56.9     $  30.4     $ 15.7    $   7.4                     $   2.1

Ratio of Expenses to Average Net Assets (b)................      1.75%       1.82%      1.80%      1.90%                      1.83%
Ratio of Net Investment Income to Average Net Assets (b)...      (.29%)      (.22%)     (.23%)     (.12%)                     (.48%)

Portfolio Turnover.........................................        73%        110%       152%       176%                       196%

Average Commission Paid Per Equity Share Traded (c)........   $ .0594     $ .0583          -          -                           -

*Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of maximum sales charge or contingent deferred sales charge.
(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKACOs reimbursement of certain expenses was less than 0.01%.
(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                      20       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997

1. Significant Accounting Policies

Van Kampen American Capital Enterprise Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks. The Fund commenced investment operations on January 7, 1954. The distribution of the Fund's Class B and Class C shares commenced on December 20, 1991 and July 20, 1993, respectively.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

   The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

   At December 31, 1997, for federal income tax purposes, cost of long- and short-term investments is $1,756,939,019; the aggregate gross unrealized appreciation is $660,592,590 and the aggregate gross unrealized depreciation is $51,426,825, resulting in net unrealized appreciation of $609,165,765.

   Net realized gains or losses may differ for financial purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales and the mark to market of open future contracts at December 31, 1997.

E. DISTRIBUTION OF INCOME AND GAINS-The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

                               December 31, 1997

  For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1997. The Fund designated $85,416,205 as a 28% rate capital gain distribution and $83,477,544 as a 20% rate capital gain distribution. Shareholders were sent a 1997 Form 1099-DIV in January 1998 representing their proportionate share of the capital gain distribution to be reported on their income tax returns. For corporate shareholders, 28.54% of the distributions qualify for the dividend received deductions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                   % PER ANNUM
-----------------------------------------------------------------
First $1 billion....................................    .50 of 1%
Next $1 billion.....................................    .45 of 1%
Next $1 billion.....................................    .40 of 1%
Over $3 billion.....................................    .35 of 1%

  For the year ended December 31, 1997, the Fund recognized expenses of approximately $60,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

  For the year ended December 31, 1997, the Fund recognized expenses of approximately $269,000 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

  ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1997, the Fund recognized expenses of approximately $3,013,200, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

  The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is equal to $2,500.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

  At December 31, 1997, capital aggregated $1,151,319,844, $468,845,571 and
$49,538,820 for Classes A, B, and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                         SHARES           VALUE
-------------------------------------------------------------------------------
Sales:
  Class A.......................................    163,160,235  $2,870,082,714
  Class B.......................................     37,384,289     643,957,979
  Class C.......................................      4,816,449      81,401,654
                                                    -----------  --------------
Total Sales                                         205,360,973  $3,595,442,347
                                                    ===========  ==============

                               December 31, 1997

----------------------------------------------------------------------------------
                                                        SHARES             VALUE
----------------------------------------------------------------------------------
Dividend Reinvestment:
  Class A........................................    9,059,256   $   151,406,608
  Class B........................................    3,035,164        49,805,679
  Class C........................................      302,489         5,003,788
                                                  ------------   ---------------
Total Dividend Reinvestment......................   12,396,909   $   206,216,075
                                                  ============   ===============
Repurchases:
  Class A........................................ (158,703,531)  $(2,797,304,772)
  Class B........................................  (29,133,822)     (497,604,258)
  Class C........................................   (3,835,319)      (64,351,423)
                                                  ------------   ---------------
Total Repurchases................................ (191,672,672)  $(3,359,260,453)
                                                  ============   ===============

  At December 31, 1996, capital aggregated $927,135,294, $272,686,171 and
$27,484,801 for Classes A, B, and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                       SHARES             VALUE
----------------------------------------------------------------------------------
Sales:
  Class A.....................................    126,043,194   $ 1,809,251,040
  Class B.....................................     13,737,705       198,374,191
  Class C.....................................      1,580,836        22,721,465
                                                  -----------   ---------------
Total Sales...................................    141,361,735   $ 2,030,346,696
                                                  ===========   ===============
Dividend Reinvestment:
  Class A.....................................      4,744,715   $    69,348,511
  Class B.....................................      1,091,094        15,745,899
  Class C.....................................        101,205         1,470,099
                                                  -----------   ---------------
Total Dividend Reinvestment...................      5,937,014   $    86,564,509
                                                  ===========   ===============
Repurchases:
  Class A.....................................   (125,592,139)  $(1,803,597,041)
  Class B.....................................     (8,554,547)     (122,127,031)
  Class C.....................................       (861,999)      (12,406,893)
                                                  -----------   ---------------
Total Repurchases.............................   (135,008,685)  $(1,938,130,965)
                                                  ===========   ===============

                               December 31, 1997
--------------------------------------------------------------------------------
  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                                     CONTINGENT DEFERRED
                                                                                        SALES CHARGE
YEAR OF REDEMPTION                                                                   CLASS B     CLASS C
--------------------------------------------------------------------------------------------------------
First............................................................................    5.00%        1.00%
Second...........................................................................    4.00%        None
Third............................................................................    3.00%        None
Fourth...........................................................................    2.50%        None
Fifth............................................................................    1.50%        None
Sixth and Thereafter.............................................................    None         None

  For the year ended December 31, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $682,600 and CDSC on redeemed shares of approximately $653,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,539,298,579 and $1,276,410,517, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

  The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

  During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.

  Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                               December 31, 1997
--------------------------------------------------------------------------------
  Transactions in futures contracts for the year ended December 31, 1997, were as follows:

                                                                      CONTRACTS
-------------------------------------------------------------------------------
Outstanding at December 31, 1996....................................        450
Futures Opened......................................................      2,635
Futures Closed......................................................     (2,535)
Futures Split (S&P 500 Index Futures 2-for-1).......................        250
                                                                      ---------
Outstanding at December 31, 1997....................................        800
                                                                      ---------

  The futures contracts outstanding at December 31, 1997, and the description and unrealized depreciation are as follows:

                                                                 UNREALIZED
                                                      CONTRACTS  DEPRECIATION
-----------------------------------------------------------------------------
Long Contracts-Mar 1998 S&P 500 Index Future
(Current Notional Value of $244,775 per contract)....    800     $  300,372
                                                      ------     ----------

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

  Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1997, are payments retained by VKAC of approximately $3,665,000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL ENTERPRISE FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Enterprise Fund (the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Chicago, Illinois

January 29, 1998

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
  MS Aggressive Equity
  VKAC Aggressive Growth
  MS American Value
  VKAC Comstock
  VKAC Emerging Growth
  VKAC Enterprise
  VKAC Equity Income
  VKAC Growth
  VKAC Growth and Income
  VKAC Harbor
  VKAC Pace
  VKAC Real Estate Securities
  MS U.S. Real Estate
  VKAC Utility
  MS Value
International/Global
  MS Asian Growth
  MS Emerging Markets
  MS Global Equity
  VKAC Global Equity
  MS Global Equity Allocation
  VKAC Global Managed Assets
  MS International Magnum
  MS Latin American
FIXED-INCOME FUNDS
Income
  VKAC Corporate Bond
  MS Global Fixed Income
  VKAC Global Government Securities
  VKAC Government Securities
  VKAC High Income Corporate Bond
  MS High Yield
  VKAC High Yield
  VKAC Short-Term Global Income
  VKAC Strategic Income
  VKAC U.S. Government
  VKAC U.S. Government Trust for Income
  MS Worldwide High Income
Tax Exempt Income
  VKAC California Insured Tax Free
  VKAC Florida Insured Tax Free Income
  VKAC High Yield Municipal
  VKAC Insured Tax Free Income
  VKAC Intermediate Term Municipal Income
  VKAC Municipal Income
  VKAC New York Tax Free Income
  VKAC Pennsylvania Tax Free Income
  VKAC Tax Free High Income
Capital Preservation
  VKAC Limited Maturity Government
  VKAC Prime Rate Income Trust
  VKAC Reserve
  VKAC Senior Floating Rate
  VKAC Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

 . visit our web site at WWW.VKAC.COM -- to view prospectuses, select Investors'
  Place, then Download a Prospectus
 . call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time
  (Telecommunications Device for the Deaf users, call 1-800-421-2833)
 . e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place 21

                  VAN KAMPEN AMERICAN CAPITAL ENTERPRISE FUND

Board of  Trustees

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* CHAIRMAN

Officers

DENNIS J. MCDONNELL*
 President
RONALD A. NYBERG*
 Vice President and Secretary
EDWARD C. WOOD, III*
 Vice President and Chief Financial Officer
CURTIS W. MORELL*
 Vice President and Chief Accounting Officer
JOHN L. SULLIVAN*
 Treasurer
TANYA M. LODEN*
 Controller
PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
 Vice Presidents

Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

PRICE WATERHOUSE LLP
200 E. Randolph Drive
Chicago, IL 60601



* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1998
     All rights reserved.

/SM/ denotes a service mark of Van Kampen American Capital Distributors, Inc.

------------------------------------------------
          TAX NOTICE TO CORPORATE
              SHAREHOLDERS
 For 1997, 28.54% of the dividends taxable as
 ordinary income qualified for the 70%
 dividends received deduction for corporation.
------------------------------------------------

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                                                                  Bulk Rate
                                                                U.S. Postage
                                                                    PAID
                                                                 VAN KAMPEN
                                                              AMERICAN CAPITAL

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181